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                                                                    EXHIBIT 99.2

                                CERTIFICATION OF
                            CHIEF FINANCIAL OFFICER
                             OF BMC SOFTWARE, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350

     I, John W. Cox, Chief Financial Officer of BMC Software, Inc. (the "Company"), hereby certify that the accompanying report on Form 10-Q for the period ending June 30, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

     I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ JOHN W. COX
                                             -----------------------------------
                                             Name: John W. Cox

                                             Date: August 13, 2002